QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

TENTH WAIVER, AMENDMENT AND FORBEARANCE AGREEMENT

        This Tenth Waiver, Amendment and Forbearance Agreement ("Amendment") is effective as of December 31, 2004 and relates to the Note Agreement dated as of May 12, 2003 (the "Note Agreement") among NewWest Mezzanine Fund, LP ("NewWest"), KCEP Ventures II, L.P. ("KCEP"), Convergent Capital Partners I, L.P. ("Convergent"), James F. Seifert Management Trust dated October 8, 1992 (the "Trust") (collectively, the "Purchaser") and ACT Teleconferencing, Inc. ("Holdings") and certain subsidiaries of Holdings, as amended. Other capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Note Agreement.

Recitals

        Holdings has requested that the Purchaser extend its agreement to forbear in connection with certain current Events of Default under the Note Agreement, subject to the terms and conditions set forth in this Amendment, and the Purchaser has agreed to such forbearance, amendments and waivers, on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter stated, the parties hereby agree as follows:

        1.     Forbearance. The Purchaser hereby confirms that, so long as Holdings and Services comply with all terms and conditions of the Note Agreement, as amended by this Amendment (other than the Enumerated Matters (as defined below)), the Purchaser agrees to forbear, until the Forbearance Date defined below, from (i) accelerating or demanding immediate payment of the Obligations, and (ii) exercising remedies against Borrower under the Note Agreement. The Forbearance Date shall be January 31, 2005; provided however, that such date shall be automatically extended until February 14, 2005 so long as Holdings shall have, on or prior to January 31, 2005 (x) signed a term sheet with a third party or parties ("New Investor"), substantially on the terms set forth on Annex 1 to this Amendment and other terms and conditions that are reasonably satisfactory to Purchaser and (y) filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") requesting that such shareholders approve such financing from New Investor at a shareholders meeting to be held on or before April 30, 2005, which proxy statement shall comply in all respects with the rules and regulations promulgated by the Securities and Exchange Commission, the rules of the Nasdaq National Market System and any other applicable laws or regulations. The Forbearance Date shall be further extended until the day following the shareholders meeting described above (but in no event later than April 30, 2005), so long as Holdings shall have, on or prior to February 14, 2005, mailed a definitive proxy statement to its shareholders for the purpose described above, provided however, that if the SEC has commented on Holdings' preliminary proxy statement, the Forbearance Date shall be extended after February 14, 2005 so long as Holdings is using commercially reasonable efforts to mail the definitive proxy statement to its shareholders as soon as practicable thereafter (but in no event later than February 28, 2005). For purposes of this Amendment, the "Enumerated Matters" shall mean (i) the Specified Defaults set forth in Exhibit A to the Eighth Waiver, Amendment and Forbearance Agreement among the Purchaser and Holdings, effective as of August 16, 2004, as amended by the Ninth Waiver, Amendment and Forbearance Agreement among the Purchaser and Holdings, effective as of November 12, 2004 and (ii) the prepayment of up to $15,000 in monthly principal payments to David Holden, in lieu of salary or severance, beginning with the month of January, 2005, and continuing through the Forbearance Date, on the condition that, prior to receipt of any such prepayment, he first agrees to terminate his employment with ACT Teleconferencing Limited ("Limited") and releases Holdings and Limited of all other claims for severance or termination compensation. Such agreement to forbear is effective only for such Enumerated Matters and not for any other defaults of covenants or obligations so listed by Purchaser or for any time periods not so listed by Purchaser.

        2.     Covenants of Holdings and Services. Holdings and Services agree that Borrower will reimburse the Purchaser for all reasonable expenses in connection with this Amendment within 10 days of receiving notice from the Purchaser of such expenses.

        3.     Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon (i) Holdings and Borrower delivering to the Purchaser this Amendment duly executed by Holdings, Borrower, the Co-Borrowers (ACT VideoConferencing, Inc., ACT Proximity, Inc., and ACT Research, Inc.), and the Principals; and (ii) evidence satisfactory to the Purchaser that all events of default under any other promissory notes or loan agreements have been waived and such Amendments are in full force and effect.

        4.     Reaffirmation of Financing Documents. All terms, conditions and provisions of the Note Agreement and the other Financing Documents are hereby reaffirmed and continued in full force and effect and shall remain unaffected and unchanged, except as specifically amended by this Amendment. All covenants, representations and warranties of Holdings and Borrower in this Amendment shall survive the closing and delivery of this Amendment. The Events of Default specified in the Note Agreement shall continue to be the events of default under the Note. The Purchaser's remedies with respect to the occurrence of an Event of Default shall continue to be as set forth in the Note Agreement and in the Financing Documents.

        5.     Representations and Warranties. Holdings and Borrower represent and warrant to the Purchaser that (i) they have full power and authority to consummate this Amendment and the execution and delivery by Holdings of this Amendment have been duly and properly made and authorized, (ii) this Amendment and the Financing Documents to which Holdings and Borrower are a party each constitutes a valid and binding obligation of Holdings and Borrower, enforceable against Holdings and Borrower in accordance with its respective terms, (iii) the execution and delivery of this Amendment will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under Holdings and Borrower's articles of incorporation or bylaws or any indenture or other agreement or instrument to which Holdings or Borrower is a party or by which they may be bound or result in the imposition of any Liens or encumbrances on any of its property (other than as contemplated in the other Financing Documents and as contemplated hereby), (iv) no approval, consent or withholding of objection on the part of any regulatory body, federal, state or local, is necessary in connection with the execution and delivery by Holdings of this Amendment, (v) Holdings and Borrower have no defense, offset or counterclaim with respect to the payment of any sum owed to the Purchaser, or with respect to the performance or observance of any warranty or covenant contained in the Financing Documents, and the Purchaser has performed all obligations and duties owed to Holdings and Borrower through the date of this Amendment, and (vi) other than the Specified Defaults, as amended by this Amendment, there is no Default or Event of Default.

        6.     General Release. In consideration of, among other things, the Amendment provided for herein, each of Holdings, Borrower and the Principals, on behalf of itself and its stockholders and other Affiliates and their successors and assigns (collectively, the "Releasors"), hereby forever waives, releases and discharges to the fullest extent permitted by law any and all claims (including, without limitation, cross claims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the "Claims"), that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against the Purchaser and any of their affiliates, partners, shareholders and "controlling persons" (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the "Releasees"), based in whole or in part on facts, whether or not now known, existing on or before the execution of this Amendment. In entering into this Amendment, Holdings, Borrower and the Principals have consulted with and been represented by counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the release set forth above does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of the Note Agreement and the other Financing Documents and payment in full of the Obligations.

        7.     Governing Law. This Amendment and all matters concerning this Amendment shall be governed by the laws of the State of Colorado for contracts entered into and to be performed in such state without regard to principles of conflicts of laws.

        8.     Entire Agreement. Except as modified by this Amendment, the Note Agreement and the Financing Documents remain in full force and effect. The Note Agreement, together with the other Financing Documents, embody the entire agreement and understanding among the parties to this Amendment, and supersedes all prior agreements and understandings among the parties relating to the subject matter of the Note Agreement and the Financing Documents as modified by this Amendment.

        9.     Counterparts; Telecopy Execution. This Amendment may be executed in any number of separate counterparts, each of which, when taken together, shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[Signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day, month and year first above written.

HOLDINGS: ACT Teleconferencing, Inc.
By
Its
BORROWER/SERVICES: ACT Teleconferencing Services, Inc.
By
Its
CO-BORROWER: ACT VideoConferencing, Inc.
By
Its
CO-BORROWER: ACT Proximity, Inc.
By
Its
CO-BORROWER: ACT Research, Inc.
By
Its
PRINCIPALS:
Gene Warren
Accepted as of the date of this Amendment:
INVESTORS:
NEWWEST MEZZANINE FUND LP By Touchstone Capital Group LLLP, General Partner
David L. Henry, Managing General Partner
KCEP VENTURES II, L.P. By KCEP II, LC, General Partner
Terry Matlack, Managing Director
CONVERGENT CAPITAL PARTNERS I, L.P. By Convergent Capital, LLC, General Partner
Keith S. Bares, Executive Vice President
JAMES F. SEIFERT MANAGEMENT TRUST DATED OCTOBER 8, 1992 By James F. Seifert and Nancy L. Seifert, as Trustees and not individually
James F. Seifert, Trustee
Nancy L. Seifert, Trustee

ANNEX 1

        The term sheet with New Investor shall contain the following terms, in addition to other customary terms and conditions that are reasonably satisfactory to Purchaser:

        1.     The New Investor must have agreed to invest at least $10,000,000 in Holdings (the "Financing").

        2.     Such New Investor must have agreed to fund the full amount of such Financing by the earlier to occur of (i) the date following the date Holdings' shareholders approve the Financing in compliance with the rules and regulations promulgated by the Securities and Exchange Commission, the rules of the Nasdaq National Market System and any other applicable laws or regulations, if such approval is required, and (ii) April 30, 2005.

        3.     Such Financing shall not be conditioned upon any reduction of amounts owed by Holdings or any of its subsidiaries to Purchaser, including, without limitation, amounts owed in respect of principal, interest, royalties and original issue discount.

        4.     In the event that any portion of the Financing is issued as convertible debt or other debt or bridge financing prior to obtaining shareholder approval ("Convertible/Bridge Portion"), then Holdings shall use the proceeds of such Convertible/Bridge Portion as follows:

          (a)   One hundred percent (100%) of any proceeds of such Convertible/Bridge Portion that are less than or equal to $1,000,000 shall be used by Holdings for general corporate purposes, provided that such proceeds may not be used to repay any principal amount of indebtedness of Holdings ranking junior to the Obligations ("Junior Debt");

          (b)   One hundred percent (100%) of any proceeds of such Convertible/Bridge Portion that are greater than $1,000,000 and less than or equal to $1,500,000 shall be applied to prepay obligations to the Purchaser on a pro rata basis. Such prepayment shall be applied first to satisfy all royalties owed, second to any accrued and unpaid interest, third to outstanding principal amounts, and finally to any other amounts owed to the Purchaser;

          (c)   Fifty percent (50%) of any proceeds of such Convertible/Bridge Portion that are greater than $1,500,000 and less than or equal to $2,500,000 shall be applied to prepay obligations to the Purchaser on a pro rata basis in the manner set forth in clause (b) above. The remaining 50% of such proceeds may be used by Holdings for general corporate purposes, other than to repay Junior Debt, provided that such proceeds may be used to repay the past due principal amounts of any Junior Debt;

          (d)   The proceeds of such Convertible/Bridge Portion that are greater than $2,500,000 and less than or equal to $3,000,000 may be used by Holdings for general corporate purposes, other than to repay Junior Debt, provided that such proceeds may be used to repay the past due principal amounts of any Junior Debt; and

          (e)   The proceeds of such Convertible/Bridge Portion that are greater than $3,000,000 shall be used by Holdings to fully repay amounts owed to the Purchaser, unless the Purchaser consents to Holdings' use of such proceeds for another purpose.

        5.     Any indebtedness issued as part of the Financing shall be subordinated in all respects to amounts owed to the Purchaser and such subordination shall be evidenced by New Investor's agreement to subordinate such indebtedness which shall be in a form satisfactory to Purchaser.

        6.     Notwithstanding anything above, Holdings shall agree to use the proceeds of the Financing in excess of any Convertible/Bridge Portion to fully repay amounts owed to the Purchaser.

QuickLinks

TENTH WAIVER, AMENDMENT AND FORBEARANCE AGREEMENT